SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

FILED BY THE REGISTRANT ☒

FILED BY A PARTY OTHER THAN THE REGISTRANT ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant under Rule 14a-12

CASUAL MALE RETAIL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CASUAL MALE RETAIL GROUP, INC.

Notice of Annual Meeting of Stockholders

to be held on July 31, 2006

Notice is hereby given that the 2006 Annual Meeting of Stockholders of Casual Male Retail Group, Inc. (the “Company”) will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, MetLife Building, 15th Floor, New York, New York at 10:00 A.M., local time, on Monday, July 31, 2006 for the following purposes:

1.	To elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

2.	To approve the adoption of the Company’s 2006 Incentive Compensation Plan.

3.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 3, 2007.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote FOR the election of all seven nominees to serve as directors of the Company, FOR the approval of the adoption of the Company’s 2006 Incentive Compensation Plan and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Along with the attached Proxy Statement, the Company is sending you copies of its Annual Report on Form 10-K for the fiscal year ended January 28, 2006.

The Board of Directors has fixed the close of business on June 15, 2006 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on June 15, 2006 will be available for inspection by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the Company’s principal executive offices, 555 Turnpike Street, Canton, Massachusetts 02021, beginning on July 15, 2006 and at the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders who attend the Annual Meeting may vote their shares personally, even though they have sent in proxies.

By order of the Board of Directors,

/s/ DENNIS R. HERNREICH
Dennis R. Hernreich
Secretary

Canton, Massachusetts

June 26, 2006

IMPORTANT: Please mark, date, sign and return the enclosed proxy as soon as possible. The proxy is revocable and it will not be used if you give written notice of revocation to the Secretary of the Company at 555 Turnpike Street, Canton, Massachusetts 02021, prior to the vote to be taken at the Annual Meeting, if you lodge a later-dated proxy or if you attend and vote at the Annual Meeting.

CASUAL MALE RETAIL GROUP, INC.

555 Turnpike Street

Canton, Massachusetts 02021

(781) 828-9300

Proxy Statement

Annual Meeting of Stockholders

July 31, 2006

USE OF PROXIES

This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about June 26, 2006, in connection with the solicitation by the Board of Directors of Casual Male Retail Group, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Stockholders, to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, MetLife Building, 15th Floor, New York, New York at 10:00 A.M., local time, on Monday, July 31, 2006 and at any and all adjournments thereof (the “Annual Meeting”). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders’ instructions.

Stockholders are encouraged to vote on the matters to be considered. However, if no instructions have been specified by a stockholder, the shares covered by an executed proxy will be voted (i) FOR the election of all seven nominees to serve as directors of the Company, (ii) FOR the adoption of the Company’s 2006 Incentive Compensation Plan, (iii) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, and (iv) in the discretion of the proxies named in the proxy card with respect to any other matters properly brought before the Annual Meeting. Any stockholder may revoke such stockholder’s proxy at any time before it has been exercised by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company either an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

Only holders of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), of record at the close of business on June 15, 2006, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 35,022,367 shares of Common Stock issued and outstanding, excluding shares held by the Company in treasury. Each share is entitled to one vote at the Annual Meeting.

A plurality of the votes properly cast for the election of directors is required to elect directors, and a majority of the votes properly cast is required for all other matters, including the approval of the adoption of the Company’s 2006 Incentive Compensation Plan and the ratification of the appointment of the Company’s independent registered public accounting firm. No votes may be taken at the Annual Meeting, other than a vote to adjourn, unless a quorum, consisting of a majority of the shares of Common Stock outstanding as of the record date, is present in person or represented by proxy at the Annual Meeting. Any stockholder who attends the Annual Meeting may not withhold such stockholder’s shares from the quorum count by declaring such shares absent from the Annual Meeting.

Shares voted to abstain or to withhold as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for quorum purposes. Such shares, however, will not be deemed to be voting with respect to any matter presented at the Annual Meeting and will not count as votes for or against such matter. Votes will be tabulated by the Company’s transfer agent subject to the supervision of persons designated by the Board of Directors as inspectors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to persons known to the Company to be the beneficial owners of more than five percent of the issued and outstanding shares of Common Stock as of June 5, 2006. The Company is informed that, except as indicated, each person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Chilton Investment Company, LLC 1266 East Main Street, 7th Floor Stamford, Connecticut 06902	7,147,945	(2)	19.84%

Seymour Holtzman 100 N. Wilkes Barre Blvd. Wilkes Barre, Pennsylvania 18702	5,873,038	(3)	15.77%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	3,089,500	(4)	8.75%

Baron Capital Group, Inc. 767 Fifth Avenue New York, New York 10153	2,664,856	(5)	7.23%

Century Capital Management LLC 100 Federal Street Boston, Massachusetts 02110	1,991,750	(6)	5.64%

Babson Capital Management LLC. 470 Atlantic Avenue Boston, Massachusetts 02210	1,903,471	(7)	5.39%

Glenhill Advisors, LLC 598 Madison Avenue, 12th Floor New York, New York 10022	1,810,541	(8)	5.13%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or that become exercisable within 60 days, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 35,325,672 shares of Common Stock outstanding as of June 5, 2006, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The Company has received a Schedule 13D dated May 5, 2006, stating that Chilton Investment Company, LLC is the beneficial owner of 7,147,945 shares of the Company’s Common Stock. Includes 697,083 shares that may be issued upon conversion of the Company’s 5% convertible notes due 2024 at a conversion rate of $10.65 per share.
(3)

The Company has received Amendment No. 53 to Schedule 13D dated April 17, 2006, stating that Seymour Holtzman is the beneficial owner of 5,873,038 shares of the Company’s Common Stock. Includes 1,690,000 shares subject to options exercisable within 60 days. Includes 80,000 shares subject to warrants exercisable within 60 days. Includes 147,059 shares subject to warrants held by Jewelcor Management, Inc. (“JMI”) exercisable within 60 days. Mr. Holtzman is the chairman, president and chief executive officer and, indirectly with his wife, the primary shareholder of JMI.

(4)	The Company has received Form 13F dated March 31, 2006, stating that Wellington Management Company, LLP was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table.
(5)	The Company has received Amendment No. 3 to Schedule 13G dated February 13, 2006, stating that Baron Capital Group, Inc. was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table. Includes 1,507,353 shares subject to warrants exercisable within 60 days.
(6)	The Company has received Form 13F dated March 31, 2006, stating that Century Capital Management LLC was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table.
(7)	The Company has received Schedule 13G dated December 31, 2005, stating that Babson Capital Management LLC was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table.
(8)	The Company has received Form 13F dated March 31, 2006, stating that Glenhill Advisors, LLC was the beneficial owner of the number of shares of Common Stock set forth opposite its name in the table.

Security Ownership of Management

The following table sets forth certain information as of June 5, 2006, with respect to the directors of the Company, the Named Executive Officers (as defined below under “Executive Compensation”) and the directors and executive officers of the Company as a group. Except as indicated, each person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, subject to community property laws where applicable.

Name and Title	Number of Shares Beneficially Owned		Percent of Class(1)
Seymour Holtzman Chairman of the Board and Director	5,873,038	(2)	15.77%
David A. Levin Chief Executive Officer, President and Director	1,132,806	(3)	3.12%
Dennis R. Hernreich Chief Financial Officer, Executive Vice President, Chief Operating Officer and Treasurer	567,200	(4)	1.58%
Linda B. Carlo Executive Vice President of Business Development & Direct-to-Consumer	77,000	(5)	*
Joseph H. Cornely III Executive Vice President, Director of Store Development	50,000	(6)	*
Robert L. Sockolov Chief Executive Officer of Rochester division and Director	177,000	(7)	*
Alan S. Bernikow, Director	77,735	(8)	*
Jesse Choper, Director	158,765	(9)	*
James P. Frain, Director(10)	48,435	(11)	*
Ward K. Mooney, Nominee for Director(12)	—		—
George T. Porter, Jr., Director	139,673	(13)	*
Directors and Executive Officers as a group (11 persons)	8,301,652	(14)	21.15%

*	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or that become exercisable within 60 days, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 35,325,672 shares of Common Stock outstanding as of June 5, 2006, plus securities deemed to be outstanding with respect to individual stockholders pursuant to Rule 13d-3(d)(1) under the Exchange Act.

(2)	Mr. Holtzman may be deemed to have shared voting and investment power over 5,873,038 shares of Common Stock, which includes 147,059 shares subject to warrants exercisable within 60 days beneficially owned by JMI, of which Mr. Holtzman is the chairman, president and chief executive officer and indirectly, with his wife, the primary shareholder. Includes 1,690,000 shares subject to stock options and 80,000 shares subject to warrants, in each case exercisable within 60 days.
(3)	Includes 925,000 shares subject to stock options exercisable within 60 days.
(4)	Includes 515,000 shares subject to stock options exercisable within 60 days.
(5)	Includes 75,000 shares subject to stock options exercisable within 60 days.
(6)	Includes 50,000 shares subject to stock options exercisable within 60 days.
(7)	Includes 150,000 shares subject to stock options exercisable within 60 days.
(8)	Includes 64,000 shares subject to stock options exercisable within 60 days and 4,000 shares subject to warrants exercisable within 60 days.
(9)	Includes 105,000 shares subject to stock options exercisable within 60 days.
(10)	On April 25, 2006, Mr. Frain, whose term expires at the Annual Meeting, informed the Company that he would not stand for re-election as a director. His decision not to stand for re-election was not due to any disagreement on any matters relating to the Company’s operations, policies or procedures.
(11)	Includes 45,000 shares subject to stock options exercisable within 60 days.
(12)	Mr. Mooney is being nominated for election as a director at the 2006 Annual Meeting of Stockholders. Mr. Mooney is not currently an officer or director of the Company.
(13)	Includes 75,000 shares subject to stock options exercisable within 60 days.
(14)	Includes 3,694,000 shares subject to stock options and 231,059 shares subject to warrants exercisable within 60 days.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, in accordance with the By-Laws of the Company, as amended (the “By-Laws”), has set the number of members of the Company’s Board of Directors at nine. At the Annual Meeting seven nominees are to be elected to serve on the Board until the 2007 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (leaving two vacancies). All of the nominees (other than Ward K. Mooney) currently serve as members of the Board of Directors of the Company. Unless a proxy shall specify that it is not to be voted for a nominee, it is intended that the shares represented by each duly executed and returned proxy will be voted in favor of the election as directors of Seymour Holtzman, David A. Levin, Alan S. Bernikow, Jesse Choper, Ward K. Mooney, George T. Porter Jr., and Robert L. Sockolov. The Board of Directors does not intend to nominate individuals to fill the two vacancies at this time, although, in accordance with the Company’s By-Laws, new directors could be named at a later date following the Annual Meeting. Any such director would serve on the Board until the 2007 Annual Meeting and until his or her successor has been duly elected and qualified. Although management expects all nominees to accept nomination and to serve if elected, proxies will be voted for a substitute if a nominee is unable or unwilling to accept nomination or election. Cumulative voting is not permitted.

The Board of Directors unanimously recommends that you vote FOR the election of the seven individuals named below as directors of the Company.

Set forth below is certain information regarding the Company’s nominees for directors, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each director, their respective ages as of June 15, 2006 and the year in which each became a director of the Company:

Name	Age	Position	Director Since
Seymour Holtzman	70	Chairman of the Board and Director(1)	2000
David A. Levin	55	President, Chief Executive Officer and Director	2000
Alan S. Bernikow	65	Director(2), (3)	2003
Jesse Choper	70	Director(2), (3), (4)	1999
Ward K. Mooney(5)	57	Nominee for Director	—
George T. Porter, Jr.	59	Director(2), (4)	1999
Robert L. Sockolov	75	Director, Chief Executive Officer of the Rochester Big & Tall division	2004

(1)	Current member of the Investors Relations Committee.
(2)	Current member of the Audit Committee.
(3)	Current member of the Nominating and Corporate Governance Committee.
(4)	Current member of the Compensation Committee.
(5)	The Company’s Nominating and Corporate Governance Committee recommended and the Board of Directors approved Mr. Mooney as a nominee for director on June 6, 2006.

Seymour Holtzman, has been a director of the Company since April 7, 2000 and Chairman of the Board since April 11, 2000. On May 25, 2001, the Board of Directors of the Company hired Mr. Holtzman as an officer and an employee of the Company. Mr. Holtzman has been involved in the retail business for over 30 years. For many years, he has been the President and Chief Executive Officer of Jewelcor, Inc., a former New York Stock Exchange listed company that operated a chain of retail stores. From 1986 to 1988, Mr. Holtzman was Chairman of the Board and Chief Executive Officer of Gruen Marketing Corporation, an American Stock Exchange listed company involved in the nationwide distribution of watches. For at least the last five years, Mr. Holtzman has served as Chairman and Chief Executive Officer of each of Jewelcor Management, Inc., a company primarily involved in investment and management services; C.D. Peacock, Inc., a Chicago, Illinois retail jewelry establishment; and S.A. Peck & Company, a retail and mail order jewelry company based in Chicago, Illinois. Mr. Holtzman is currently the Chief Executive Officer and Co-Chairman of the Board of George Foreman Enterprises, Inc. (OTCBB: “GFME.OB”), formerly MM Companies, Inc.; Chairman of the Board of Web.com, Inc. (NASDAQ: “WWWW”), formerly Interland, Inc.; and a member of the Board of Directors of Whitehall Jewellers, Inc. (OTC: “JWLR.PK”). Mr. Holtzman is a well-known shareholder activist who specializes in the banking industry and the retail industry.

David A. Levin has been President and Chief Executive Officer of the Company since April 10, 2000 and a director of the Company since April 11, 2000. From 1999 to 2000, he served as the Executive Vice President of eOutlet.com. Mr. Levin was President of Camp Coleman, a division of The Coleman Company, from 1998 to 1999. Prior to that, Mr. Levin was President of Parade of Shoes, a division of J. Baker, Inc., from 1995 to 1997. Mr. Levin was also President of Prestige Fragrance & Cosmetics, a division of Revlon, Inc., from 1991 to 1995. Mr. Levin has worked in the retail industry for over 30 years.

Alan S. Bernikow has been a director of the Company since June 29, 2003. From 1998 until his retirement in May 2003, Mr. Bernikow was the Deputy Chief Executive Officer at Deloitte & Touche LLP where he was responsible for assisting the firm on special projects such as firm mergers and acquisitions, litigation matters and partner affairs. Mr. Bernikow joined Touche Ross, the predecessor firm of Deloitte & Touche LLP, in 1977, prior to which Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm of J.K. Lasser & Company. Mr. Bernikow is a member of the Board of Directors and Chairman of the Audit Committee of Revlon, Inc.; a member of the Board of Directors of Revlon Consumer Products Corporations; a member of the Board of Directors and Chairman of the Audit Committee of Mack-Cali; a member of the Board of Directors and Chairman of the Audit Committee of UBS Global Asset Management Inc., a wholly owned subsidiary of UBS AG; a member of the Board of Directors and Chairman of the Audit Committee of the FOJP Service Corporation; a member of the Board of Trustees for the Jewish Communal Fund; a member of the Board of Directors and Chairman of the Audit Committee of Saint Vincent Catholic Medical Centers; and a member of the Executive Board for The Sass Foundation Medical Research, Inc.

Jesse Choper has been a director of the Company since October 8, 1999. Mr. Choper is the Earl Warren Professor of Public Law at the University of California at Berkeley School of Law, where he has taught since 1965. From 1960 to 1961, Professor Choper was a law clerk for Supreme Court Chief Justice Earl Warren. Mr. Choper is a member of the Board of Directors of George Foreman Enterprises, Inc. (OTCBB: “GFME.OB”)

Ward K. Mooney was approved by the Board of Directors on June 6, 2006 as a nominee for director. Since 2005, Mr. Mooney has been the Executive Managing Director of Crystal Capital Fund. Prior to that, Mr. Mooney was the President of Bank of America Retail Finance Group and Chief Operating Officer of Back Bay Capital, both of which were formerly Bank of Boston businesses which Mr. Mooney founded. Mr. Mooney currently serves on the executive committee of the Turnaround Management Association and serves on the board of advisors of the business school at Elon University, as well as the American Repertory Theatre.

George T. Porter, Jr. has been a director of the Company since October 28, 1999. Mr. Porter was President of Levi’s USA for Levi Strauss & Co. from 1994 to 1997. Beginning in 1974, Mr. Porter held various positions at Levi Strauss & Co., including President of Levi’s Men’s Jeans Division. Mr. Porter was also Corporate Vice President and General Manager of Nike USA from 1997 to 1998.

Robert L. Sockolov has been a director of the Company since October 27, 2004. In connection with the Company’s acquisition of Rochester Big & Tall Clothing (“Rochester”), Mr. Sockolov was appointed a director of the Company and also appointed Chief Executive Officer of the Rochester division. Prior to joining the Company, Mr. Sockolov had been with Rochester since 1951 and, since 1967, was Rochester’s President and Chief Executive Officer.

All directors hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.

Non-Director Executive Officers

Dennis R. Hernreich, 50, has been Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company since September 2002. Prior to that, Mr. Hernreich served as the Senior Vice President, Chief Financial Officer and Treasurer upon joining the Company on September 5, 2000. Prior to joining the Company, from 1996 through 1999, Mr. Hernreich held the position of Senior Vice President and Chief Financial Officer of Loehmann’s Inc., a national retailer of women’s apparel. From 1999 to August 2000, Mr. Hernreich was Senior Vice President and Chief Financial Officer of Pennsylvania Fashions, Inc., a 275-store retail outlet chain operating under the name Rue 21.

Linda B. Carlo, 59, has been the Executive Vice President of Business Development & Direct to Consumer since June 2005. From August 2003 through June 2005, Ms. Carlo was the Executive Vice President, General Merchandise Manager of the Casual Male division. Prior to joining the Company, from 2002 to 2003, Ms. Carlo served as the General Manager for the Jessica London Catalog, a division of Chadwick of Boston/Brylane. Prior to that, Ms. Carlo was the Vice President, Divisional Merchandise Manager at Lane Bryant, a division of The Limited, Inc. from 1998 to 2002.

Joseph H. Cornely III, 54, is currently the Company’s Executive Vice President and Director of Store Development. Mr. Cornely began his career with Casual Male Corp. in 1972 and joined the Company in May 2002 as part of the Company’s acquisition of Casual Male.

There are no family relationships between any of the Company’s directors and executive officers.

Board of Directors

The Board of Directors met seven times during the Company’s fiscal year ended January 28, 2006 (“fiscal 2005”). Each of the Company’s directors attended at least 75 percent of the aggregate of the total meetings of the Board and the total meetings of the committees of the Board on which such director served.

Committees of the Board

The Board of Directors has four standing committees: the Nominating and Corporate Governance Committee, the Audit Committee, the Compensation Committee and the Investor Relations Committee. The Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee are each comprised of directors who are “independent” under the rules of the Nasdaq National Market (“Nasdaq”).

Nominating and Corporate Governance Committee

In August 2003, the Company established a Nominating Committee. As a result of the changing regulatory environment, including changes to the rules of the SEC and Nasdaq adopted in response to the Sarbanes-Oxley Act of 2002, in April 2004, the Board of Directors redefined the committee as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has a written charter, which can be found under “Corporate Governance” on the Investor Relations page of the Company’s website at www.casualmale.com. The Committee was established to perform functions related to governance of the Company, including, but not limited to, planning for the succession of the CEO and such other officers of the Company as the Committee shall determine from time to time, recommending to the Board of Directors individuals to stand for election as directors, overseeing and recommending the selection and composition of committees of the Board of Directors, and developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company. The present members of the Nominating and Corporate Governance Committee are Messrs. Choper and Bernikow, both of whom are “independent” under the rules of Nasdaq.

The Board’s current policy with regard to the consideration of director candidates recommended by stockholders is that the Nominating and Corporate Governance Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Committee (the current procedures are described below), and conduct inquiries it deems appropriate. The Nominating and Corporate Governance Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating and Corporate Governance Committee in light of the minimum qualifications and other criteria for Board membership approved by the Committee from time to time.

At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee, both those recommended by the Committee and those recommended by stockholders, meets the following minimum qualifications:

•	The nominee should have a reputation for integrity, honesty and adherence to high ethical standards.

•	The nominee should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

•	The nominee should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

•	The nominee should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stakeholders.

•	The nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

The current procedures to be followed by stockholders in submitting recommendations for director candidates are as follows:

1. All stockholder recommendations for director candidates must be submitted to the Secretary of the Company at the Company’s offices located at 555 Turnpike Street, Canton, Massachusetts, 02021 who will forward all recommendations to the Nominating and Corporate Governance Committee.

2. All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting.

3. All stockholder recommendations for director candidates must include the following information:

a. The name and address of record of the stockholder.

b. A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act.

c. The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

d. A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

e. A description of all arrangements or understandings between the stockholder and the proposed director candidate.

f. The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

g. Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Except where the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating and Corporate Governance Committee is responsible for identifying and evaluating individuals, including nominees recommended by stockholders, believed to be qualified to become Board members and recommending to the Board the persons to be nominated by the Board for election as directors at any annual or special meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. The Committee may solicit recommendations from any or all of the following sources: non-management directors, the CEO, other executive officers, third-party search firms or any other source it deems appropriate. The Committee will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. The Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. Accordingly, there are no differences in the manner in which the Nominating and Corporate Governance evaluates director nominees recommended by stockholders. In identifying and evaluating candidates for membership on the Board of Directors, the Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

Ward K. Mooney, the only nominee that is not a current director standing for re-election, was recommended to the Nominating and Corporate Governance Committee as a potential candidate by the Company’s Chief Executive Officer. The Nominating and Corporate Governance Committee evaluated Mr. Mooney based on the criteria discussed above and determined that he was qualified to serve as a director of the Company. On June 6, 2006, the full Board of Directors nominated Mr. Mooney for election as a director at the Annual Meeting.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of Messrs. Choper, Bernikow and Porter. Each of the members of the Audit Committee is independent, as independence for audit committee members is defined under the rules of Nasdaq. In addition, the Board of Directors has determined that Mr. Bernikow is an “audit committee financial expert” under the rules of the SEC.

The Audit Committee operates under a written charter adopted by the Board of Directors and the Audit Committee. This written charter was revised on May 9, 2005 to help ensure compliance with the Sarbanes-Oxley Act of 2002 and related rule changes by the SEC and Nasdaq. A copy of this charter of the Audit Committee was included as Appendix A to the Company’s Definitive Proxy Statement filed July 8, 2006 with the SEC.

The purpose of the Audit Committee is to (i) assist the Board of Directors in fulfilling its oversight responsibilities to the shareholders, potential shareholders and the investment community; (ii) oversee the audits of the financial statements of the Company and the Company’s relationship with its independent registered public accounting firm; (iii) promote and further the integrity of the Company’s financial statements and oversee the qualifications, independence and performance of the Company’s independent registered public accounting firm (including being solely responsible for appointing, determining the scope of, evaluating and, when necessary, terminating the relationship with the independent registered public accounting firm); and (iv) provide the Board of Directors, the independent registered public accounting firm and the internal auditors direct, unfiltered access to each other on a regular basis. The Audit Committee meets at least quarterly and as often as it deems necessary in order to perform its responsibilities. During fiscal 2005, the Audit Committee met six times.

For additional information regarding the Audit Committee, see the “Report of the Audit Committee” included elsewhere in this Proxy Statement.

Compensation Committee

The Compensation Committee meets periodically to review executive and employee compensation and benefits (including stock-based compensation awards under the Company’s equity incentive plans), supervises benefit plans and makes recommendations regarding compensation, benefits and benefit plans to the Board of Directors. The Compensation Committee met six times during fiscal 2005. The present members of the Compensation Committee are Messrs. Choper and Porter, each of whom is “independent” under the rules of Nasdaq.

Director Compensation

During fiscal 2005, non-employee directors of the Company were paid $3,000 plus expenses for each meeting of the Board of Directors which they attended. During fiscal 2005, non-employee directors of the Company were also paid $3,000 plus expenses for each committee meeting they attended. Non-employee directors received $500 for certain telephonic board or committee meetings. In addition, the Chairman of the Audit Committee receives an additional $10,000 on an annual basis for serving in such capacity.

During fiscal 2005, non-employee directors of the Company were also eligible to participate in the Company’s 1992 Stock Incentive Plan, as amended (the “1992 Plan”). Pursuant to the 1992 Plan, each non-employee director of the Company is entitled to receive a stock option to purchase 15,000 shares of Common Stock upon such director’s election and a stock option to purchase 15,000 shares of Common Stock upon such director’s re-election. Such stock options were originally structured to become exercisable in three equal annual installments commencing with the date of grant. These options became fully vested on January 27, 2006 in connection with the Company’s acceleration of all of its outstanding stock options. All options are granted with a term of ten years.

The 1992 Plan provides that non-employee directors of the Company may elect to receive all or a portion of their directors’ fees, on a current or deferred basis, in shares of Common Stock that are free of any restrictions under the 1992 Plan. A director wishing to receive Common Stock in lieu of cash would enter into an irrevocable agreement with the Company in advance of the beginning of a calendar year. During fiscal 2005, all non-employee directors elected to receive their directors’ fees in Common Stock.

Chairman Compensation (Direct and Indirect)

Seymour Holtzman, the Chairman of the Board of Directors of the Company, is compensated by the Company both directly (as an executive officer of the Company) and indirectly (as the president and chief executive officer and, together with his wife, the sole shareholder of Jewelcor Management Inc. (“JMI”)).

Since October 1999, the Company has had an ongoing consulting agreement with JMI to assist in developing and implementing a strategic plan for the Company and for other related consulting services as may be agreed upon between JMI and the Company. The consulting agreement dated April 29, 2003, and most recently amended by a letter addendum dated May 22, 2006, is for a three-year term and automatically renews on each anniversary of the agreement’s commencement date for additional one-year periods, unless ninety-days notice by either party is otherwise given. The initial three-year term was from April 29, 2003 until April 28, 2006. On each anniversary of the agreement’s commencement date, the term was extended for a one-year period. Accordingly, as of April 26, 2006, the most recent anniversary of the consulting agreement, the term was extended to April 28, 2009. The consulting agreement with JMI includes a significant disincentive for non-performance, which would require JMI to pay to the Company a penalty equal to 150% of any unearned consulting services.

On April 24, 2006, the Company granted to Mr. Holtzman stock options with respect to 160,000 shares of the Company’s common stock. These stock options have an exercise price of $9.27 per share and will vest ratably over a three-year period, with the first one-third vesting on April 24, 2007.

On May 26, 2006, the Compensation Committee of the Board of Directors increased JMI’s annual consulting fees from $412,000 to $527,000. In addition, JMI will continue to receive $24,000 annually for expense reimbursements. JMI will also be entitled to receive a cash bonus for fiscal 2006 ranging from 80% to 150% of a bonus target of

$575,000 if the Company achieves a certain range of EBITDA (earnings before interest, taxes and depreciation and amortization) for fiscal 2006. Mr. Holtzman will continue to receive an annual salary of $24,000.

During the first quarter of fiscal 2006, the Board of Directors approved (1) the payment to JMI of approximately $320,000 as reimbursement of legal costs incurred by JMI in connection with JMI’s successful defense of a Section 16 claim involving the Company’s securities and (2) the payment to JMI of approximately $50,000 as consideration for the upward adjustment of the exercise price of warrants issued to JMI in connection with the fiscal 2003 private placement of the Company’s 12% senior subordinated notes due 2010.

The following table summarizes the total compensation Mr. Holtzman has received, directly as an officer of the Company and indirectly through JMI, over the past three fiscal years on a combined basis.

	Fiscal 2005		Fiscal 2004		Fiscal 2003
Combined annual compensation	$431,000	(1)	$416,000	(2)	$350,000	(3)
Combined bonus	345,000	(4)	$150,000	(5)	$150,000	(6)
Combined long-term stock-based compensation awards(7)	160,000	(8)	400,000	(9)	200,000	(10)

(1)	For the period February 2005 through April 2005, JMI received a monthly consulting fee of $32,667, payable in cash. Effective May 9, 2005, the Compensation Committee increased the annual consulting fees payable in cash to JMI to $412,000, or $34,333 per month. Mr. Holtzman received an annual salary of $24,000 as payment for his services as an executive officer of the Company.
(2)	JMI received $392,000 in consulting fees, payable in cash. Mr. Holtzman received an annual salary $24,000 in fiscal 2004.
(3)	For the period April 2003 through April 2004, the Company issued to JMI 70,769 non-forfeitable and fully vested shares of Common Stock as payment for services to be rendered under the consulting agreement through April 28, 2004. The fair value of the issued shares as of April 28, 2003 was $276,000, or $3.90 per share. The Compensation Committee and Board of Directors increased the annual compensation to JMI, effective May 1, 2003, by $50,000, to $326,000. The increase of $50,000 for fiscal 2004 was paid to JMI through the issuance of 12,820 non-forfeitable and fully vested shares of Common Stock valued at $3.90 per share. Mr. Holtzman received an annual salary of $24,000 in fiscal 2003.
(4)	Pursuant to the Company’s Executive Incentive Plan for fiscal 2005, on April 14, 2006, JMI received a bonus of $345,000 for services performed in fiscal 2005.
(5)	On July 15, 2004, JMI received a bonus in the amount of $150,000 for services performed in fiscal 2003.
(6)	On July 1, 2003, JMI received a bonus in the amount of $150,000.
(7)	As a result of the Company accelerating substantially all outstanding and unvested stock options held by directors, officers and employees under the Company’s 1992 Stock Incentive Plan, all outstanding options held by Mr. Holtzman are fully vested and exercisable.
(8)	On May 9, 2005, the Compensation Committee granted to Mr. Holtzman a 10-year option to purchase 160,000 shares of the Company’s Common Stock at an exercise price of $6.90 per share.
(9)	On July 15, 2004, the Compensation Committee granted to Mr. Holtzman a 10-year option to purchase 200,000 shares of the Company’s Common Stock at an exercise price of $6.27 per share. On August 31, 2004, the Compensation Committee granted to Mr. Holtzman a 10-year option to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $5.89 per share. On August 31, 2004, the Compensation Committee also granted Mr. Holtzman a 10-year option to purchase an additional 100,000 shares of the Company’s Common Stock at an exercise price of $5.89 per share.
(10)	On July 1, 2003, the Compensation Committee granted to Mr. Holtzman a 10-year option to purchase 200,000 shares of Common Stock at an exercise price of $5.01 per share.

At January 28, 2006, Mr. Holtzman had outstanding and exercisable options to purchase 1,690,000 shares of Common Stock. The value of these unexercised in-the-money options was approximately $4.2 million, based on the difference between the closing price of the Company’s Common Stock on January 28, 2006 of $7.15 per share and the exercise price of the respective options.

EXECUTIVE COMPENSATION

Summary Compensation Table.    The following Summary Compensation Table sets forth certain information regarding compensation paid or accrued by the Company with respect to the Chief Executive Officer, the Chief Financial Officer, the Executive Vice President of Business Development & Direct-to-Consumer, the Executive Vice President and Director of Store Development and the Chief Executive Officer of the Rochester division (collectively, the “Named Executive Officers”), for fiscal 2005 and for the fiscal years ended January 29, 2005 (“fiscal 2004”) and January 31, 2004 (“fiscal 2003”).

Summary Compensation Table

	Fiscal Year	Annual Compensation				Long-Term Compensation Awards Options	All Other Compensation
Name and Principal Position (at January 28, 2006)		Salary		Bonus
David A. Levin President and Chief Executive Officer	2005 2004 2003	$ $ $	592,308 560,577 513,846	$ $ $	450,000 -0- 125,500	200,000 150,000 75,000	$ $ $	18,470 18,268 18,171	(1) (2) (3)

Dennis R. Hernreich Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer	2005 2004 2003	$ $ $	453,846 426,659 385,385	$ $ $	345,000 -0- 93,750	160,000 120,000 75,000	$ $ $	13,546 14,498 14,400	(1) (2) (3)

Linda B. Carlo(4) Executive Vice President, Business Development & Direct-to-Consumer	2005 2004 2003	$ $ $	303,050 299,286 133,846	$ $ $	-0- -0- -0-	-0- 25,000 50,000	$ $ $	14,700 14,550 2,535	(1) (2) (3)

Joseph H. Cornely III (5) Executive Vice President, Director of Store Development	2005 2004 2003	$ $ $	305,192 292,789 262,019	$ $ $	-0- 25,000 -0-	-0- 25,000 50,000	$ $ $	14,700 9,768 6,000	(1) (2) (3)

Robert L. Sockolov (6) Chief Executive Officer of the Rochester division	2005 2004	$ $	244,259 62,500	$ $	-0- -0-	50,000 100,000	$ $	14,700 2,100	(1) (2)

(1)	Other Compensation with respect to fiscal 2005 represents: (i) payments by the Company of insurance premiums for term life insurance for the benefit of the executive officers (Mr. Levin $2,570); (ii) matching contributions made by the Company for the benefit of each of the following executive officers to the Company’s retirement plan (the “401(k) Plan”) established pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (Mr. Levin $6,300, Mr. Hernreich $5,146, Ms. Carlo $6,300, Mr. Cornely $6,300 and Mr. Sockolov $6,300); and (iii) car allowances (Mr. Levin $9,600, Mr. Hernreich $8,400, Ms. Carlo $8,400, Mr. Cornely $8,400 and Mr. Sockolov $8,400).
(2)	Other Compensation with respect to fiscal 2004 represents: (i) payments by the Company of insurance premiums for term life insurance for the benefit of the executive officers (Mr. Levin $2,570); (ii) matching contributions made by the Company for the benefit of each of the following executive officers to the 401(k) Plan (Mr. Levin $6,098, Mr. Hernreich $6,098, Ms. Carlo $6,150 and Mr. Cornely $6,150); and (iii) car allowances (Mr. Levin $9,600, Mr. Hernreich $8,400, Ms. Carlo $8,400, Mr. Cornely $3,618 and Mr. Sockolov $2,100).
(3)	Other Compensation with respect to fiscal 2003 represents: (i) payments by the Company of insurance premiums for term life insurance for the benefit of the executive officers (Mr. Levin $2,571 and Ms. Carlo $458); (ii) matching contributions made by the Company for the benefit of each of the following executive officers to the 401(k) Plan (Mr. Levin $6,000, Mr. Hernreich $6,000 and Mr. Cornely $6,000); and (iii) car allowances (Mr. Levin $9,600, Mr. Hernreich $8,400 and Ms. Carlo $2,077).
(4)	Ms. Carlo joined the Company in August 2003 as the Executive Vice President, General Merchandise Manager of the Company’s Casual Male division.

(5)	Mr. Cornely was promoted to Executive Vice President, Director of Store Development and accordingly became an executive officer of the Company on April 26, 2003. Mr. Cornely joined the Company on May 15, 2002 as a result of the Company’s Casual Male acquisition.
(6)	Mr. Sockolov joined the Company on October 27, 2004 as a result of the Company’s acquisition of Rochester. Mr. Sockolov was appointed a director of the Company and also appointed Chief Executive Officer of the Rochester division.

Option Grants Table.    The following Option Grants Table sets forth certain information as of January 28, 2006 regarding stock options granted during fiscal 2005 by the Company to the Named Executive Officers.

Option Grants In Fiscal 2005

	Individual Grants				Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Shares of Common Stock Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
					5%	10%
David A. Levin	200,000	20.41%	$6.90	5/9/15	$867,875	$2,199,365
Dennis R. Hernreich	160,000	16.33%	$6.90	5/9/15	$694,300	$1,759,492
Robert L. Sockolov	50,000	5.10%	$5.97	12/19/15	$187,725	$475,732

(1)	In the fourth quarter of fiscal 2005, the Company’s Board of Directors approved the vesting of substantially all outstanding and unvested options held by directors, officers and employees under the Company’s 1992 Stock Incentive Plan. Accordingly, the above issuances became fully vested on January 27, 2006. See “Stock-Based Compensation” in Note A to the Notes of the Consolidated Financial Statements for the year ended January 28, 2006 for a complete discussion of the acceleration.
(2)	The amounts shown on these columns represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation as mandated by the SEC (based on the market value on the date of the grant) of 5% and 10%, compounded annually from the date the options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

Aggregated Option Exercises and Fiscal Year-End Option Value Table.    The following table sets forth information for the Named Executive Officers with respect to the exercise of stock options during the fiscal year ended January 28, 2006 and the year-end value of unexercised options.

Aggregated Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End # of Shares(1)		Value of Unexercised In-The-Money Options at Year End Value of Shares(1), (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David A. Levin	-0-	-0-	925,000	-0-	$3,062,000	-0-
Dennis R. Hernreich	-0-	-0-	615,000	-0-	1,199,475	-0-
Linda B. Carlo	-0-	-0-	75,000	-0-	47,000	-0-
Joseph H. Cornely III	57,000	$262,848	50,000	-0-	3,750	-0-
Robert L. Sockolov	-0-	-0-	150,000	-0-	271,000	-0-

(1)	As a result of the Company accelerating all stock options outstanding at January 27, 2006, all outstanding options held by the Named Executive Officers at January 28, 2006 were exercisable.
(2)	The value of unexercised in-the-money options at fiscal year end is the difference between the closing price of the Company’s Common Stock on January 28, 2006 of $7.15 per share and the exercise price of the respective options.

Equity Compensation Plan Information

The following is a summary of information with respect to the Company’s equity compensation plans as of January 28, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,241,997	$5.80	1,371,779	(3)
Equity compensation plans not approved by security holders(2)	1,140,000	$3.21	—

Total	5,381,997	$5.25	1,371,779	(3)

(1)	At January 28, 2006, the Company’s only approved equity compensation plan is its 1992 Stock Incentive Plan which provides for the issuance of up to 6,250,000 shares of the Company’s Common Stock.
(2)	The Company’s Board of Directors and the Compensation Committee of the Board of Directors have the reasonable discretion to issue shares outside of the 1992 Plan, subject to the rules of the Nasdaq National Market. Accordingly, at January 28, 2006 there were outstanding options to purchase up to 1,140,000 shares of Common Stock which were issued outside of the 1992 Plan, with exercise prices ranging from $1.14 to $5.35 per share. These options represent grants to consultants of the Company and also options granted to its executives in excess of the 1992 Plan’s annual maximum. At January 28, 2006, all of these options were exercisable.
(3)	This table excludes the additional 2,500,000 shares that would be available for issuance under the 2006 Incentive Compensation Plan if Proposal 2 is approved at the Annual Meeting. If the 2006 Incentive Compensation Plan is approved, however, then no further grants will be made under the 1992 Stock Incentive Plan and, accordingly, the total number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) would be 2,500,000.

Pension Plan

As part of the Casual Male acquisition, the Company assumed Casual Male Corp.’s obligations under its Pension Plan and its Supplemental Plan. The following table shows the aggregate annual benefits payable under both the Pension Plan and Supplemental Plan to persons in specified compensation and years of service classifications, based on a straight line annuity form of retirement income:

Average of Highest Five Years of Compensation	Representative Years of Service
	10 yrs	20 yrs	30 yrs (maximum)
$ 50,000	$4,977	$9,953	$14,930
100,000	11,977	23,953	35,930
150,000	18,977	37,953	56,930
200,000	25,977	51,953	77,930
250,000*	32,977	65,953	98,930
267,326*	35,402	70,805	106,207
300,000*	39,977	79,953	119,930

(*)	The maximum compensation that may be used as of December 31, 1998 to calculate benefits under the Pension and Supplemental Plans is $267,326.

In December 1993, Casual Male Corp. established the Supplemental Plan to provide benefits attributable to compensation in excess of the qualified plan limit, which was $160,000 but less than $267,326. The benefits provided by the Pension Plan and the Supplemental Plan are equal to (i) the sum of 0.75% of the executive’s highest consecutive five year average annual compensation plus 0.65% of the excess of the executive’s highest consecutive five year average annual compensation over the average of the Social Security taxable wage bases, multiplied by (ii) the executive’s years of “benefit service” with the Company (not to exceed 30 years). Effective February 1, 1995, compensation for such purposes was defined as all compensation reported on Form W-2 (excluding such items as bonus and stock options) up to a maximum of $267,326 for the calendar year ended December 31, 1998. Annual benefits are payable under the Pension Plan for retirees at age 65, prior to the offset, if any, for benefits accrued under the retirement plan of Casual Male Corp. and for Social Security benefits.

On May 3, 1997, Casual Male Corp.’s board of directors voted to amend the Pension Plan to cease all benefits accruals under the Pension Plan as of that date. Effective December 31, 1998, the Casual Male Corp.’s board of directors voted to cease all benefit accruals under its Supplemental Plan.

As of January 28, 2006, Mr. Cornely was the only Named Executive Officer of the Company who was a participant in the Pension Plan and Supplemental Plan. As such, Mr. Cornely will be entitled to an accrued benefit under the Pension Plan upon turning 65 year of age of $11,981.38 and a benefit of $4,715.07 under the Supplemental Plan.

401(k) Plan

The Company has a 401(k) Plan for which all eligible employees of the Company may participate. The 401(k) Plan, which is a defined contribution plan, permits each participant to defer up to 15% of such participant’s annual salary up to a maximum annual amount ($14,000 in calendar 2005, $13,000 in calendar 2004 and $12,000 in calendar 2003). The Board of Directors of the Company may determine, from fiscal year to fiscal year, whether and to what extent the Company will contribute to the 401(k) Plan by matching contributions made to such plan by eligible employees. During fiscal 2005, the matching contribution by the Company continued to be 50% of contributions by eligible employees up to a maximum of six percent of salary.

Key Man Insurance

In fiscal 2000, the Company obtained a key man life insurance policy in the amount of $2,000,000 on the life of Mr. Levin. In fiscal 2001, the Company obtained a key man life insurance policy in the amount of $2,000,000 on the life of Mr. Hernreich. In fiscal 2004, the Company obtained a key man life insurance policy in the amount of $2,000,000 on the life of Mr. Sockolov.

Employment Agreements

The Company has employment agreements, which were most recently amended by letter agreement dated May 26, 2006 (collectively, the “Employment Agreements”), with David A. Levin and Dennis R. Hernreich. The Employment Agreements are for three-year terms, and automatically renew on each anniversary of the agreement’s commencement date for additional one-year periods, unless ninety-day notice by either party is otherwise given. The initial three-year term of Mr. Levin’s Employment Agreement was from April 10, 2000 until April 10, 2003. On each anniversary of the agreement’s commencement date, the term was extended for a one-year period. Accordingly, as of April 10, 2006, the most recent anniversary of Mr. Levin’s agreement’s commencement date, Mr. Levin’s employment with the Company was extended for an additional one-year period thereby extending the agreement to April 10, 2009. The initial three-year term of Mr. Hernreich’s Employment Agreement was from September 4, 2000 until September 4, 2003. On each anniversary of the agreement’s commencement date, the term was extended for a one-year period. Accordingly, as of September 4, 2005, the most recent anniversary of Mr. Hernreich’s agreement’s commencement date, Mr. Hernreich’s Employment Agreement with the Company was extended for an additional one-year period thereby extending the agreement to September 4, 2008.

These Employment Agreements require each executive officer to devote substantially all of the executive officer’s time and attention to the business of the Company as necessary to fulfill his respective duties. The Employment Agreements, as most recently amended, provide that Messrs. Levin and Hernreich would be paid base salaries at annual rates of $750,000 and $575,000, respectively. The Employment Agreements provide that the annual rate of base salary for the renewal term may be increased by the Compensation Committee of the Board of Directors in its sole discretion.

The Employment Agreements also provide for the payment of bonuses in such amounts as may be determined by the Compensation Committee. The Compensation Committee of the Board of Directors shall determine, in its sole discretion, the amount of bonus to be paid to the executive officers. While Messrs. Levin and Hernreich are employed by the Company, the Company will provide each executive an automobile allowance in the amount of $800 and $700 per month, respectively. Each executive is entitled to vacation and to participate in and receive any other benefits customarily provided by the Company to its senior executives (including any bonus, retirement, short and long-term disability insurance, major medical insurance and group life insurance plans in accordance with the terms of such plans), including stock option plans, all as determined from time to time by the Compensation Committee.

Pursuant to the Company’s Executive Incentive Plan for fiscal 2005, on April 14, 2006, Messrs. Levin and Hernreich received bonuses of $450,000 and $345,000, respectively, based on the achievement of certain performance targets in fiscal 2005.

On April 24, 2006, the Company granted to Messrs. Levin and Hernreich were granted stock options with respect to 200,000 and 160,000 shares of the Company’s common stock, respectively. These stock options have an exercise price of $9.27 per share and will vest ratably over a three-year period, with the first one-third vesting on April 24, 2007.

Pursuant to the recent letter agreements dated May 26, 2006, Messrs. Levin and Hernreich will each be entitled to receive a cash bonus for fiscal 2006 ranging from 80% to 150% of their respective annual salaries if the Company achieves a certain range of EBITDA (earnings before interest, taxes and depreciation and amortization) for fiscal 2006.

The Employment Agreements provide that in the event the executive officer’s employment is terminated by the Company at any time for any reason other than “justifiable cause” (as defined in the Employment Agreements), disability or death, the Company is required to pay the executive officer the greater of (1) the base salary for the remaining term of the related Employment Agreement or (2) an amount equal to one half of the executive officer’s annual salary. If the remaining term of the related Employment Agreement on the date of termination is more than six months, the executive officer must make a good faith effort to find new employment and mitigate damages, costs and expenses to the Company. The Employment Agreements also provide that if the executive is terminated without justifiable cause within one year after a Change of Control of the Company (as defined below) has occurred, the executive officer shall receive a lump sum payment in an amount equal to the greater of (1) the base salary for the remaining term of the related Employment Agreement or (2) the current base salary for one year.

The Employment Agreements contain confidentiality provisions pursuant to which each executive officer agrees not to disclose confidential information regarding the Company. The Employment Agreements also contain covenants pursuant to which each executive officer agrees, during the term of his employment and for a one-year period following the termination of his employment, not to have any connection with any business which competes with the business of the Company.

For purposes of the Employment Agreements, a “Change in Control of the Company” shall mean (i) any sale of all or substantially all of the assets of the Company to any person or group of related persons within the meaning of Section 13(d) of the Exchange Act (“Group”), (ii) any acquisition by any person or Group of shares of capital stock of the Company representing more than 50% of the aggregate voting power of the outstanding capital stock of the Company entitled under ordinary circumstances to elect the directors of the Company (“Voting Stock”) or (iii) any replacement of a majority of the Board of Directors of the Company over the twelve-month period following the acquisition of shares of the capital stock of the Company representing more than 10% of the Voting Stock by any person or Group which does not currently own more than 10% of such Voting Stock (unless such replacement shall have been approved by the vote of the majority of the directors then in office who either were members of the Board of Directors at the beginning of such twelve-month period or whose elections as directors were previously so approved).

The Company also has employment-related agreements with Mr. Cornely, Ms. Carlo and Mr. Sockolov.

When the Company acquired the Casual Male business in May 2002, the Company agreed to abide by the terms of Mr. Cornely’s Severance Compensation Agreement, which was entered into with Casual Male Corp. Pursuant to the terms of this Severance Compensation Agreement, in the event that Mr. Cornely’s employment with the Company is terminated for reasons defined in the agreement, the Company will pay to Mr. Cornely a severance payment of up to 14 months of his annual salary. The amount actually paid would be dependent on the reason for termination, decreased by the amount earned as the result of any subsequent employment obtained during the severance period. Mr. Cornely in also entitled to participate in the Company’s bonus program at a bonus incentive rate of 40% of her annual base salary, depending on the performance of the Company (based on achieving annual EBITDA targets) and at the sole discretion of the Compensation Committee.

The Company’s employment agreement with Ms. Carlo, which was most recently amended on June 29, 2004, is for a two-year term beginning on August 4, 2004. Pursuant to that agreement, Ms. Carlo receives an annual salary of $303,000 and is entitled to participate in the Company’s bonus program at a bonus incentive rate of 40% of her annual base salary, depending on the performance of the Company (based on achieving annual EBITDA targets) and at the sole discretion of the Compensation Committee. Ms. Carlo receives an automobile allowance in the amount of $700 per month and is entitled to vacation and to participate in and receive any other benefits customarily provided by the Company to its senior executives.

On October 29, 2004, the Company entered into an employment agreement with Mr. Sockolov. Under the terms of that employment agreement, which will terminate January 31, 2008, Mr. Sockolov serves as the Chief Executive Officer of the Company’s Rochester division. The Company pays Mr. Sockolov an annual base salary of $250,000, subject to annual increases as determined by the Board of Directors or a committee thereof. Mr. Sockolov receives an automobile allowance of $700 per month and is entitled to six weeks of vacation and other benefits customarily provided by the Company to its senior executives. On December 19, 2005, Mr. Sockolov received an option to purchase 50,000 shares of the Company’s Common Stock at an exercise price of $5.97 per share. This option became fully vested on January 27, 2006 in connection with the Company’s acceleration of all of its outstanding stock options.

The employment agreement provides that in the event Mr. Sockolov’s employment is terminated by the Company for any reason other than “cause” (as defined in the agreement) or death, Mr. Sockolov will be entitled to receive his full compensation and benefits under the employment agreement through January 31, 2008.

Long-Term Performance Share Bonus Plan

In fiscal 2005, the Company adopted a Long-Term Performance Share Bonus Plan pursuant to which certain key members of senior management are eligible to participate. Ms. Carlo and Messrs. Cornely and Sockolov are among the participants eligible to participant in this plan. Messrs. Levin, Hernreich and Holtzman are not eligible to participate in this plan. Pursuant to the plan, if the Company achieves certain EBIT (earnings before interest and taxes) targets by the end of fiscal 2007, each participant in the plan will be entitled to receive restricted shares of the Company’s Common Stock, valued at 75% to 120%, depending of the target level achieved, of the participant’s cumulative salary during the incentive period of fiscal 2005-2007 (discounted at a rate of 30%, 70% or 90% depending on the participant’s respective tier level). The actual number of restricted shares granted, if any, will be such value divided by the closing price of the Company’s Common Stock on the date of grant, will which be in March following the fiscal year in which the target is achieved. Upon grant, the restricted shares will vest ratably over eighteen months. Assuming a fair market closing price of $10.00 per share on the date of grant and current salary levels, if the Company were to achieve the EBIT targets established in the plan, the Company may be required to issue an estimated 700,000 to 1.1 million shares; however, because the Company cannot predict if and when such targets will be met, the achievement of the targets is not considered probable at this time. Furthermore, even if the targets are achieved, the Company cannot predict the actual number of shares of Common Stock that may be issued under this plan, as that depends on both the fair market value of the Company’s Common Stock at the time of grant and the salary levels of participants through 2007, both of which are unknown at this time.

Certain Relationships and Related Transactions

Seymour Holtzman/Jewelcor Management, Inc.

Seymour Holtzman, the Chairman of the Board of Directors of the Company, is compensated by the Company both directly (as an executive officer of the Company) and indirectly (as the president and chief executive officer and, together with his wife, the sole shareholder of JMI). Since October 1999, the Company has had an ongoing consulting agreement with JMI to assist in developing and implementing a strategic plan for the Company and for other related consulting services as may be agreed upon between JMI and the Company. Mr. Holtzman, who became the Company’s Chairman of the Board on April 11, 2000, is the beneficial holder of approximately 15.8% of the outstanding Common Stock of the Company.

A summary of all compensation and consulting fees paid to Mr. Holtzman and JMI are included above under “Chairman Compensation (Direct and Indirect)”.

During the first quarter of fiscal 2006, the Board of Directors approved (1) the payment to JMI of approximately $320,000 as reimbursement of legal costs incurred by JMI in connection with JMI’s successful defense of a Section 16 claim involving the Company’s securities and (2) the payment to JMI of approximately $50,000 as consideration for the upward adjustment of the exercise price of warrants issued to JMI in connection with the fiscal 2003 private placement of the Company’s 12% senior subordinated notes due 2010.

Compensation Committee Interlocks and Insider Participation

For fiscal 2005, the members of the Compensation Committee were Messrs. Choper and Porter. Joseph Pennacchio also served as a member of the Compensation Committee through October 12, 2005 which he retired as a director of the Company. Persons serving on the Compensation Committee had no relationships with the Company in fiscal 2005 other than their relationship to the Company as directors entitled to the receipt of standard compensation as directors and members of certain committees of the Board and their relationship to the Company as beneficial owners of shares of Common Stock and options exercisable for shares of Common Stock. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which an executive officer of the Company serves on such entity’s board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during fiscal 2005, the Company believes that the current Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner, with the exception of the following filings:

Mr. Porter filed a late Form 4 in May 2005 with respect to shares he gifted to his wife in March 2005. Messrs. Porter and Choper each filed a late Form 4 in January 2006 for stock compensation received for a Compensation Committee meeting held in December 2005. Mr. Sockolov filed a late Form 4 in January 2006 for a stock option grant he received from the Company in December 2005.

COMPENSATION COMMITTEE REPORT

Decisions concerning the compensation of the Company’s executive officers generally are made by the Compensation Committee of the Board of Directors. The Compensation Committee currently consists of two members, Jesse Choper and George Porter, each of whom is independent under the rules of Nasdaq. Joseph Pennacchio also served as a member of the Compensation Committee through October 12, 2005 when he retired as a director of the Company. This Compensation Committee Report summarizes the Company’s executive officer compensation practices and policies for fiscal year 2005, as well as compensation changes for fiscal 2006.

Compensation Policies

The Company’s compensation policies are designed to link executive officer compensation to the annual and long-term performance of the Company and to provide industry-competitive compensation for such officers. The Company’s executive officer compensation consists of two key components: (1) an annual component, consisting of annual base salary and annual incentive bonus, if any, and (2) a long-term component consisting of the grant of stock options, performance share awards or other similar equity instruments.

The policies with respect to each of these elements, as well as the bases for determining the compensation of the Company’s executives, are described below.

(1) Annual Component: Base Salary and Annual Incentive Bonus

The Compensation Committee reviews all base salaries for executive officers and establishes them by reviewing the performance of each executive officer, evaluating the responsibilities of each executive officer’s position and comparing the executive officers’ salaries with salaries of executive officers of other companies in the specialty retail apparel industry (the “Industry”). The Compensation Committee defines the Industry as public companies in the specialty retail apparel business with similar sales and market capitalization. Annual base salary adjustments are influenced by the Company’s performance in the previous fiscal year and the individual’s contribution to that performance, the individual’s performance, which is measured by various factors including, but not limited to, the number of departments and employees for which the executive officer is responsible, promotions of the individual that may have occurred during the fiscal year, and any increases in the individual’s level of responsibility.

(2) Long-Term Component: Stock-Based Awards

To align executive officers’ interests more closely with the interests of the stockholders of the Company, the Company’s long-term compensation program emphasizes the grant of stock options. The amount of such awards is determined one or more times in each fiscal year by the Compensation Committee. Stock-based awards normally are granted to executive officers in amounts based largely upon the size of stock-based awards for comparable positions, the Company’s financial and operational performance, as well as the availability of shares of Common Stock under the Company’s equity incentive plans. The Compensation Committee may take into account other factors in determining the size of stock-based awards, including, but not limited to, special accomplishments during the preceding year and the need to attract and retain individuals the Compensation Committee perceives to be valuable to the Company.

Discussion of 2005 Compensation for the Chief Executive Officer

Since the acquisition of Casual Male in fiscal 2002, the Company has been working on a strategic plan to grow its Casual Male business, improve its infrastructure and re-establish the Casual Male brand within the marketplace. In determining Mr. Levin’s compensation for 2005, the Compensation Committee considered not only the Company’s financial performance but also the progress the Company has achieved toward its strategic plan. Following the completion of the Company’s divestiture of its non-core businesses in fiscal 2004, fiscal 2005 was the Company’s first fiscal year since the acquisition that it operated solely as a big & tall retailer, and the fourth quarter of fiscal 2005 marked the Company’s tenth consecutive quarter of positive comparable store sale increases. These accomplishments, as well as significantly improved financial results and a stronger financial position, factored into Mr. Levin’s overall compensation for fiscal 2005. In addition, the Company also considered other qualitative factors, such as enhancement of shareholder value, expanding the Company’s exposure in the investment community and the overall strength of the Company and its employees. The Committee also considered salary information for chief executive officers of other apparel retailers of similar size and direction that the Committee believes is comparable.

For fiscal 2005, Mr. Levin received a base salary of $600,000. The Compensation Committee also established an incentive bonus plan for fiscal 2005 which was based on the Company achieving certain thresholds. Based on the achievement of certain performance targets for fiscal 2005, Mr. Levin received a cash bonus of $450,000 on April 14, 2006. In addition, based on the strong results for fiscal 2005, on April 24, 2006, the Company granted Mr. Levin options to acquire 200,000 shares of the Company’s Common Stock at an exercise price of $9.27 per share, which will vest ratably over a three-year period.

The Committee believes Mr. Levin’s compensation is commensurate with the overall financial and strategic performance of the Company.

Fiscal 2006 Compensation Changes

Effective May 26, 2006, the Compensation Committee increased the annual base salaries of Mr. Levin to $750,000. The increase was based on the strong fiscal 2005 results and the achievement of many business initiatives. The Compensation Committee believes that Mr. Levin’s compensation is now in line with executive compensation for similar companies in this industry. Mr. Levin will also be entitled to receive a cash bonus for fiscal 2006 ranging from 80% to 150% of his annual salary if the Company achieves a certain range of EBITDA for fiscal 2006.

In addition to the foregoing, executive officers receive benefits under certain group health, long-term disability and life insurance plans, which are generally available to the Company’s eligible employees. After one year of service with the Company, executive officers are eligible to participate in the 401(k) Plan. Benefits under these plans are not tied to corporate performance.

The SEC requires that this Compensation Committee Report comment upon the Compensation Committee’s policy with respect to Section 162(m) of the Internal Revenue Code, which limits the Company’s tax deduction with regard to compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) at the end of any fiscal year unless the compensation qualifies as “performance-based compensation.” The Compensation Committee’s policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance.

THE COMPENSATION COMMITTEE

Jesse Choper

George T. Porter, Jr.

PERFORMANCE GRAPH

The following Performance Graph compares the Company’s cumulative stockholder return with that of a broad market index (Standard & Poor’s Industrials Index) and one published industry index (Standard & Poor’s 500—Composite Retail Index) for each of the most recent five years ended January 31. The cumulative stockholder return for shares of the Company’s Common Stock (“CMRG”) and each of the indices is calculated assuming that $100 was invested on January 31, 2001. The Company paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect January 31 of each year and do not reflect fluctuations between those dates. In addition there is a chart of the annual percentage return of the Company’s Common Stock, the S & P Industrial and Composite Retail 500.

Annual Return Percentage

		Years Ending
Company/Index		Jan 02	Jan 03	Jan 04	Jan 05	Jan 06
CMRG		77.78	(17.75)	107.60	(20.94)	32.41
S&P INDUSTRIALS		(18.56)	(25.23)	32.13	3.43	9.29
COMPOSITE RETAIL - 500		4.13	(72.84)	48.35	13.96	7.84

Indexed Returns
	Base Period Jan 01
Company/Index		Jan 02	Jan 03	Jan 04	Jan 05	Jan 06
CMRG	100	177.78	146.22	303.56	240.00	317.78
S&P INDUSTRIALS	100	81.44	60.89	80.45	83.21	90.94
COMPOSITE RETAIL - 500	100	104.13	28.28	41.96	47.81	51.56

PROPOSAL 2

APPROVAL OF THE ADOPTION OF THE 2006 INCENTIVE COMPENSATION PLAN

Background and Purpose

The Company currently has one equity incentive plan, its 1992 Stock Incentive Plan (the “1992 Plan”), which will expire in April 2007. In addition, as of June 6, 2006, only approximately 710,000 shares remained available for grant under this plan.

Accordingly, on April 24, 2006, the Company’s Board of Directors adopted the 2006 Incentive Compensation Plan (the “2006 Plan”), subject to the approval of stockholders at the Annual Meeting. The 2006 Plan will not be effective unless and until it receives stockholder approval. If the 2006 Plan is adopted, no further grants will be made under the 1992 Plan.

The terms of the 2006 Plan provide for grants of stock options, stock appreciation rights, or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

The purpose of the 2006 Plan is to continue to provide a means for the Company to attract key personnel to provide services to the Company and its subsidiaries, as well as to continue to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting the mutuality of interests between participants and its stockholders. A further purpose of the 2006 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

Stockholder approval of the 2006 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “Code”), as described below, (ii) for the 2006 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on the Nasdaq Stock Market.

The following is a summary of certain principal features of the 2006 Plan. This summary is qualified in its entirety by reference to the complete text of the 2006 Plan. Stockholders are urged to read the actual text of the 2006 Plan in its entirety which is set forth as Appendix A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2006 Plan, the total number of shares of Common Stock that may be subject to the granting of awards under the 2006 Plan shall be equal to 2,500,000 shares, plus the number of shares with respect to which awards previously granted thereunder that terminate without being exercised; provided, however, that the maximum number of shares that may be subject to the granting of awards other than stock options and SARs shall not exceed 1,250,000. As noted above, if the 2006 Plan is adopted, no further grants will be made under the 1992 Plan.

Awards that are settled or exercised through the payment of shares will be counted in full against the number of shares available for award under the 2006 Plan, regardless of the number of shares actually issued upon settlement or exercise of any such award.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2006 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the 2006 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based awards granted to any one participant may not exceed 500,000 for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and in addition the maximum amount that may be earned by one participant in respect of a performance period greater than one year is $2,000,000.

A committee of our Board of Directors, which we refer to as the Committee, is to administer the Plan. See “Administration.” The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2006 Plan are the officers, directors, employees and independent contractors of the Company. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the 2006 Plan.

Administration

The Company’s Board of Directors shall select the Committee that will administer the 2006 Plan. All Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and independent as defined by the Nasdaq Stock Market or any other national securities exchange on which any securities of the Company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2006 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of Common Stock to which awards will relate, specify times at which awards will be exercisable or settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2006 Plan and make all other determinations that may be necessary or advisable for the administration of the 2006 Plan.

Stock Options and SARs

The Committee is authorized to grant stock options, including both incentive stock options, or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and SARs, entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 2006 Plan, the term “fair market value” means the fair market value of the Common Stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or the Company’s Board of Directors, the fair market value of the Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which the Common Stock is traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares, outstanding awards or other property (including notes or other contractual obligations of participants to make deferred payments, so long as such notes or other contractual obligations are not in violation of applicable law), as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee.

Restricted and Deferred Stock

The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other awards in lieu of the Company obligations to pay cash under the 2006 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant awards under the 2006 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the

Committee. In addition, the 2006 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of Common Stock or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not the Company’s Board of Directors.

Subject to the requirements of the 2006 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for the Company, on a consolidated basis, or for business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m): (1) earnings per share; (2) revenues or margin; (3) cash flow; (4) operating margin; (5) return on net assets; (6) return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) direct contribution; (11) net income, (12) pretax earnings; (13) earnings before interest, taxes, depreciation and amortization; (14) earnings after interest expense and before extraordinary or special items; (15) operating income; (16) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (17) working capital; (18) management of fixed costs or variable costs; (19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (20) total stockholder return; (21) debt reduction; and (22) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

In granting performance awards, the Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2006 Plan (including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a performance period, the Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2006 Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of Common Stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2006 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2006 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the 2006 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2006 Plan awards or under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and, if so provided in the award agreement, such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2006 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.”

For purposes of the 2006 Plan, a “change in control” will be deemed to occur upon the earliest of the follow:

(a) the acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (1) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (such Beneficial Ownership, a “Controlling Interest”); provided, however, that for this purpose, the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any person that as of the effective date of the 2006 Plan owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entities; or (z) any acquisition by any company pursuant to a transaction which complies with clauses (1), (2) and (3) of (c) below; or

(b) during any period of two (2) consecutive years (not including any period prior to the effective date of the 2006 Plan) individuals who constitute the Board on the effective date of the 2006 Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the 2006 Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(c) consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person (excluding any employee benefit plan (or related trust) of the Company or such company resulting from such Business Combination or any person that owns a Controlling Interest as of the effective date of the 2006 Plan) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the company resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such company except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the Board of Directors of the company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Amendment and Termination

The Company’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2006 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2006 Plan which might increase the cost of the 2006 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Company’s Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Company’s Board of Directors, the 2006 Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 2006 Plan and the Company has no further rights or obligations with respect to outstanding awards under the 2006 Plan.

Other than in connection with standard adjustments (as set forth in Section 10(c) of the 2006 Plan), the Committee is not permitted to (i) lower the exercise price per share of an option or SAR after it is granted, (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another award (other than in connection with substitute awards granted in connection with business combinations) or (iii) take any other action with respect to an option or SAR that may be treated as a repricing, without approval of the Company’s stockholders.

Federal Income Tax Consequences of Awards

The 2006 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2006 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2006 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying

Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2006 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2006 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

The Company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2006 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the 2006 Plan will qualify as “performance-based compensation” that is fully deductible by the Company under Section 162(m).

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

New 2006 Plan Benefits

No grants have been made with respect to additional shares of Common Stock to be reserved for issuance under the 2006 Plan. In addition, the number of shares of Common Stock that may be granted to executive officers, directors and all employees including non-executive officers is indeterminable at this time, as such grants generally are subject to the discretion of the Committee. However, in connection with the Company’s Long-Term Performance Share Bonus Plan, as described above under “Long-Term Performance Share Bonus Plan” if certain annual EBIT performance targets amounts are achieved, during the incentive period of fiscal 2005-2007, in the future the Company may be required to issue restricted shares of its Common Stock. As noted above, assuming a fair market closing price of $10.00 per share at the date of grant and current salary levels, if the Company were to achieve the annual EBIT targets established in the plan, the Company may be required to issue an estimated 700,000 to 1.1 million shares; however, because the Company cannot predict if and when such targets will be met, the achievement of the targets is not considered probable at this time. Furthermore, even if the targets are achieved, the Company cannot predict the actual number of shares of Common Stock that may be issued under this plan, as that depends on both the fair market value of the Company’s Common Stock at the time of grant and the salary levels of participants through 2007, both of which are unknown at this time.

Recommendation

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes adoption of the 2006 Plan is in the best interests of the Company and its stockholders and recommends a vote FOR the approval of the adoption of the 2006 Plan and the reservation of 2,500,000 shares of Common Stock for issuance thereunder.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to ratification by the stockholders of the Company, the Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending February 3, 2007. Ernst & Young LLP has served as the Company’s auditors since October 2000. Stockholder ratification of the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Company is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment of such auditors, the Audit Committee will reconsider the selection. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interest of the Company.

Audit Fees

Ernst & Young LLP billed the Company an aggregate of $483,302 and $822,926 in fees for fiscal years 2005 and 2004, respectively, for professional services rendered in connection with the audits of the Company’s financial statements for the fiscal years ended January 28, 2006 and January 29, 2005 included in the Company’s Annual Reports on Form 10-K, the reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q and the filing of SEC registration statements.

In addition, the Company was also billed an aggregate of $330,000 and $443,300 in fees in fiscal years 2005 and 2004, respectively, for services performed related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit—Related Fees

For fiscal year 2005, Ernst & Young billed $75,900 in fees for work related to certain transactions. For fiscal year 2004, Ernst & Young LLP billed the Company an aggregate of $57,900 in fees for assurance and related services, including services related to benefit plan audits.

Tax Fees

No fees were billed by Ernst & Young for fiscal 2005. For fiscal 2004, Ernst & Young LLP billed the Company an aggregate of $144,544 in fees for professional services related to tax compliance, tax planning and tax advice. Tax compliance services consisted of preparation of original and amended income tax, sales and use tax, property, and all other tax returns; claims for refunds; and tax payment planning services. Tax advisory services consisted of a wide range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities.

All Other Fees

Ernst & Young LLP did not bill the Company in fiscal 2005 or 2004 for services other than those described above.

Pre-Approval of Services by Independent Auditors

The Audit Committee has adopted a policy governing the provision of audit and non-audit services by the Company’s independent registered public accounting firm. Pursuant to this policy, the Audit Committee will consider annually and, if appropriate, approve the provision of audit services (including audit review and attest services) by its independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined permitted non-audit services within a specified dollar limit. It will also consider on a case-by-case basis and, if appropriate, approve specific engagements that do not fit within the definition of pre-approved services or established fee limits.

The policy provides that any proposed engagement that does not fit within the definition of a pre-approved service or is not within the fee limits must be presented to the Audit Committee for consideration at its next regular meeting or to the Chairman of the Audit Committee in time sensitive cases. The Audit Committee will regularly review summary reports detailing all services (and related fees and expenses) being provided to the Company by the independent registered public accounting firm.

All of the services provided under Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Audit Committee and the Board of Directors unanimously recommend that you vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also oversees the review and assessment process of the Company’s internal control over financial reporting, including the framework used to evaluate the effectiveness of such internal controls.

The Audit Committee reviewed and discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements for the fiscal year ended January 28, 2006 with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, the Committee has discussed with Ernst & Young LLP the firm’s independence from Company management and the Company, including the matters in the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with Ernst & Young LLP’s independence.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls (including internal control over financial reporting) and the overall quality of the Company’s financial reporting. The Audit Committee held 6 meetings during the fiscal year ended January 28, 2006.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 28, 2006 for filing with the SEC. The Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm.

Pursuant to Section 404 of the Sarbanes-Oxley Act, management was required to prepare as part of the Company’s Annual Report on Form 10-K for the year ended January 28, 2006 a report by management on its assessment of the Company’s internal control over financial reporting, including management’s assessment of the effectiveness of such internal control. Ernst & Young LLP has issued an audit report relative to internal control over financial reporting. During the course of fiscal 2006, management regularly discussed the internal control review and assessment process with the Audit Committee, including the framework used to evaluate the effectiveness of such internal controls, and at regular intervals updated the Audit Committee on the status of this process and actions taken by management to respond to issues identified during this process. The Audit Committee also discussed this process with Ernst & Young LLP. Management’s assessment report and the auditors’ audit report are included as part of the Company’s Annual Report on Form 10-K for the year ended January 28, 2006.

The Audit Committee is governed by a charter, as most recently amended May 9, 2005, which was previously filed as Appendix A to the Company’s Definitive Proxy Statement filed July 8, 2005. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the Nasdaq listing standards and Rule 10A-3 of the Exchange Act.

THE AUDIT COMMITTEE

Jesse Choper, Chairman of the Audit Committee

Alan S. Bernikow

George T. Porter, Jr.

June 13, 2006

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy these reports and other information filed by the Company at the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system. The address of this website is http://www.sec.gov.

Access to this information as well as other information on the Company is also available on the Company’s website at http://www.casualmale.com and clicking on “Investor Relations.”

SOLICITATION

The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain officers, directors and employees of the Company without extra compensation, by telephone, facsimile or personal interview. D.F. King & Company, Inc. has been retained by the Company for a fee not to exceed $5,000 to aid in solicitation of proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one copy of the Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders in question. If you are one of a number of stockholders sharing a single address and would like to receive a separate copy of the Proxy Statement or if you would like to request that the Company send you a separate copy of annual reports or proxy statements, as applicable, in the future, please contact the Company at 555 Turnpike Street, Canton Massachusetts 02021. The Company will send you a copy of the Proxy Statement promptly after it receives your written or oral request.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, in order for any stockholder proposal to be included in the Company’s proxy statement and proxy card for presentation at the 2007 Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices by February 26, 2007 (120 days before the anniversary of the date this Proxy Statement is being mailed to the Company’s stockholders).

The Company’s By-Laws provide that for business to be properly brought before an Annual Meeting of Stockholders (or any Special Meeting in lieu of Annual Meeting of Stockholders), a stockholder must: (i) give timely written notice to the Secretary of the Company describing any proposal to be brought before such meeting; and (ii) be present at such Annual Meeting, either in person or by a representative. Such procedural requirements are fully set forth in Section 3.14 of the Company’s By-Laws. A stockholder’s notice will be timely if delivered to, or mailed to and received by, the Company not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the “Anniversary Date”). To bring an item of business before the 2007 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Secretary of the Company not before April 2, 2007 or after May 17, 2007. In the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, however, a stockholder’s notice will be timely delivered to, or mailed to, and received by, the Company not later than the close of business on the later of (a) the 75th day prior to the scheduled date of such Annual Meeting or (b) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board should direct their communications to: Secretary of the Company, Casual Male Retail Group, Inc., 555 Turnpike Street, Canton, Massachusetts 02021. Any such communication must state the number of shares beneficially owned by the stockholder sending the communication. The Secretary will forward such communication to all of the members of the Board of Directors or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, then the Secretary has the authority to discard the communication or take appropriate legal action in response to the communication.

BOARD POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Company believes that it is important for and encourages the members of the Board of Directors to attend Annual Meetings of Stockholders. Last year, all members of the Board of Directors attended the Annual Meeting of Stockholders held on August 8, 2005.

OTHER MATTERS

As of this date, management knows of no business, which may properly come before the Annual Meeting other than that stated in the Notice of Annual Meeting of Stockholders. Should any other business arise, proxies given in the accompanying form will be voted in accordance with the discretion of the person or persons voting them.

Appendix A

CASUAL MALE RETAIL GROUP, INC.

2006 INCENTIVE COMPENSATION PLAN

CASUAL MALE RETAIL GROUP, INC.

2006 INCENTIVE COMPENSATION PLAN

CASUAL MALE RETAIL GROUP, INC.

2006 INCENTIVE COMPENSATION PLAN

1.     Purpose.    The purpose of this CASUAL MALE RETAIL GROUP, INC. 2006 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist CASUAL MALE RETAIL GROUP, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.     Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)    “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b)    “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)    “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)    “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)    “Board” means the Company’s Board of Directors.

(f)    “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)    “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

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(i)    “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k)    “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)    “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m)    “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n)    “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o)    “Director” means a member of the Board or the board of directors of any Related Entity.

(p)    “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)    “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r)    “Effective Date” means the effective date of the Plan, which shall be the Shareholder Approval Date.

(s)    “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)    “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v)    “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise

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determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w)    “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x)    “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y)    “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z)    “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(aa)    “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb)    “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc)    “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd)    “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee)    “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(ff)    “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg)    “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

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(hh)    “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj)    “Prior Plan” means the Company’s 1992 Stock Incentive Plan, as amended.

(kk)    “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll)    “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm)    “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn)    “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo)    “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(pp)    “Shares” means the shares of common stock of the Company, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq)    “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr)    “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss)    “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.    Administration.

(a)    Authority of the Committee.    The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other

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matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b)    Manner of Exercise of Committee Authority.    The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)    Limitation of Liability.    The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.    Shares Subject to Plan.

(a)    Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,500,000; provided, however, that the maximum number of Shares issued or available for issuance under the Plan with respect to Awards other than Options and Stock Appreciation Rights shall not exceed 1,250,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)    Application of Limitation to Grants of Award.    No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)    Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)    If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of

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all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii)    Awards that are settled or exercised through the payment of Shares shall be counted in full against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement or exercise of any such Award.

(iii)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)    Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v)    Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(d)    No Further Awards Under Prior Plan.    In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5.    Eligibility; Per-Person Award Limitations.    Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $2,000,000.

6.    Specific Terms of Awards.

(a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

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(b)    Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)    Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii)    Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or Awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)    Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)    the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B)    The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the

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Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)    Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii)    Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)    Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)    Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)    Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written

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Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii)    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)    Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)    Deferred Stock Award.    The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i)    Award and Restrictions.    Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii)    Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that

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forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii)    Dividend Equivalents.    Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)    Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be Awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)    Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or

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any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.     Certain Provisions Applicable to Awards.

(a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)    Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)    Exemptions from Section 16(b) Liability.     It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

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(e)    Code Section 409A.    If and to the extent that the Committee believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and those provisions (and the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code.

8.     Code Section 162(m) Provisions.

(a)    Covered Employees.    The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b)    Performance Criteria.    If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c)    Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d)    Adjustments.    The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8.

The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

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(e)    Committee Certification.    No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9.    Change in Control.

(a)    Effect of “Change in Control”.    If and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)    Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)    Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)    With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b)    Definition of “Change in Control”.    Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)    The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)     During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other

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disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.    General Provisions.

(a)    Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)    Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c)    Adjustments.

(i)    Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)    Adjustments in Case of Certain Corporate Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)    Other Adjustments.    The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

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(d)    Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f)    Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Shares awarded pursuant to this Plan unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(h)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i)    Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)    Governing Law.    The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k)    Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l)    Plan Effective Date and Shareholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, which is the date the Plan was approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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CASUAL MALE RETAIL GROUP, INC.

Notice of 2006 Annual Meeting of

Stockholders and Proxy Statement

Monday, July 31, 2006

10:00 A.M.

Greenberg Traurig, LLP

200 Park Avenue

MetLife Building

15th Floor

New York, New York

Please sign your proxy and

return it in the enclosed

postage-paid envelope so

that you may be represented

at the Annual Meeting.

DETACH HERE

PROXY

CASUAL MALE RETAIL GROUP, INC.

555 Turnpike Street, Canton, Massachusetts 02021

This Proxy Is Solicited On Behalf Of The Board Of Directors

For The Annual Meeting Of Stockholders To Be Held On July 31, 2006

The undersigned stockholder of Casual Male Retail Group, Inc., hereby appoints Seymour Holtzman and David A. Levin, and each of them, proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Monday, July 31, 2006, at 10:00 A.M. local time, at the offices of Greenberg Taurig, LLP, 200 Park Avenue, MetLife Building, 15th Floor, New York, New York, and at any adjournment thereof, with all powers the undersigned would possess if personally present, as set forth on the reverse hereof, upon the matters set forth thereon and more fully described in the Notice and Proxy Statement for such Annual Meeting, and, in their discretion, upon all such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by the undersigned for such Annual Meeting.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

DETACH HERE

☒  PLEASE MARK VOTES AS IN THIS EXAMPLE.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED IT WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFIC DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” EACH OF THE PROPOSALS. RECEIPT IS HEREBY ACKNOWLEDGED OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF CASUAL MALE RETAIL GROUP, INC. DATED JUNE 26, 2006.

1.    Election of Directors: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES NAMED BELOW.

Nominees: (1) Seymour Holtzman, (2) David A. Levin, (3) Alan S. Bernikow, (4) Jesse Choper, (5) Ward K. Mooney, (6) George T. Porter, Jr. and (7) Robert L. Sockolov

☐  FOR ALL NOMINEES  ☐  WITHHELD FROM ALL NOMINEES

☐  FOR, except vote withheld from the nominee(s) as noted above.

2.    Approval of the adoption of the Company’s 2006 Incentive Compensation Plan: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

FOR  ☐  AGAINST  ☐  ABSTAIN  ☐

3.    Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

FOR  ☐  AGAINST  ☐  ABSTAIN  ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

IMPORTANT: Please sign your name or names exactly as printed on this proxy and fill in the date next to your signature. If more than one person is named, each must sign. When signing as attorney, executor, administrator, trustee or guardian, give title as such. If the stockholder is a corporation, this proxy should be signed by an authorized officer and such officer should state his/her title.

Signature:                                        Date:                                        Signature:                                        Date: